Exhibit 10.5

IA GLOBAL, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) between IA GLOBAL, INC., a Delaware corporation (the “Company”), and Peter and Pamela Gebhardt, an individual American investor (the “Subscriber”).

The Company is offering for sale to the Subscriber, on the terms and conditions set forth below, 36,000 shares (the “Shares”) of the common stock of the Company (the “Common Stock”) at a price of US $0.28 per share, or an aggregate price of US $10,080 (the “Offering Price”).

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

I.	NOTE SUBSCRIPTION; REPRESENTATIONS BY SUBSCRIBER

1.1  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to transfer from the Company, and the Company agrees to transfer to the Subscriber, at the Offering Price, 36,000 Shares of Common Stock. The Offering Price is to be funded by Subscriber by check to the Company in accordance with instructions to be given by the Company to the Subscriber. Certificates evidencing the Shares will be transferred to the Subscriber as soon as practicable after receipt and collection by the Company of payment for the Shares and satisfaction of the conditions set forth in Section 2.3 hereof (the “Closing”).

1.2  The Subscriber recognizes that the purchase of Common Stock entails elements of risk in that (i) the Subscriber may not be able to readily liquidate its investment; (ii) transferability is restricted; and (iii) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

1.3  The Subscriber acknowledges that he has prior investment experience such that he is able to evaluate the merits and risks of an investment in the Company, or that he has employed the services of an investment advisor to read the Disclosure Documents (as hereinafter defined) and to evaluate the merits and risks of such an investment on his behalf; that he recognizes the speculative nature of this investment; and that he is able to bear the economic risk it hereby assumes. The Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the U.S. Securities and Exchange Commission (“SEC”), and its (ii) Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2007 and June 30, 2007 and other documents as filed with the SEC, are collectively referred to as the “Disclosure Documents.” The Subscriber acknowledges that he or his representative(s) have read the Disclosure Documents. The Subscriber also acknowledges that he and his representative(s) have been afforded the opportunity to make, and has made, all inquiries as he and his representatives deemed appropriate with respect to the Company’s affairs and prospects.

1.4  The Subscriber hereby acknowledges that (i) the Common Stock has not been approved by the American Stock Exchange (“AMEX”) or reviewed by the SEC by reason of the Company’s intention that the Offering be a transaction exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) thereof; (ii) the issuance of the Common Stock has not been qualified under any state securities laws on the grounds that the Common Stock and the sale of the Shares contemplated hereby are exempt there from; and (iii) the foregoing exemptions are predicated on the Subscriber’s representations set forth herein. The Subscriber represents that the Common Stock are being purchased for his own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of the Act or applicable state securities laws. The Subscriber understands that the Common Stock, upon their transfer, will not be registered under the Act and may be required to be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available.

1.5  The Subscriber represents that he is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Act.

1.6  The Subscriber is obtaining such Shares solely for his own account and beneficial interest for investment and not for sale or with a view to, or for resale in connection with, the distribution thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the Shares, and does not presently have any reason to anticipate a change in such intention.

1.7  The Subscriber understands that the Shares are characterized as “restricted securities” under the Act, inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Act and applicable regulations thereunder such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Subscriber represents that he is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Subscriber acknowledges that the certificate representing the Common Stock shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO IA GLOBAL, INC. (THE “COMPANY”) OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.”

1.8  The Subscriber represents that he has the full right, power and authority to enter into and perform the Subscriber’s obligations hereunder, and this Agreement constitutes a valid and binding obligation of the Subscriber enforceable in accordance with its terms, except that (i) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought

1.9  Please indicate by initialing all of the categories that apply to you on the date that you sign this Agreement:

____	(i) I am a natural person whose individual net worth(1) currently exceeds, and will exceed at the time of acquiring securities issued by the Company $1,000,000.

____	(ii) I am a natural person whose joint net worth with my spouse currently exceeds,

and will exceed at the time of acquiring securities issued by the Company, $1,000,000.

____	(iii) I am a natural person whose individual income was in excess of $200,000 in each of the two previous years, and I have a reasonable expectation of reaching the same income level in the current year.

____	(iv) I am a natural person whose joint income with my spouse was in excess of

$300,000 in each of the two previous years, and we have a reasonable expectation of reaching the same income level in the current year.

____	(v) None of the above.

Subscriber agrees that, upon reasonable request, Subscriber shall provide to the Company, appropriate information and documentation to verify the information set for the in Section 1.9.

____________________

(1) The term “net worth” means the excess of total assets over total liabilities (inclusive of the value of home, home furnishings and automobiles).

II.   REPRESENTATION AND WARRANTIES BY THE COMPANY

The Company represents and warrants to the Subscriber as follows:

2.1  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business which it presently conducts. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except for such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the results of operations, business affairs or business prospects of the Company.

2.2  The execution, delivery and performance of this Agreement by the Company (a) has been duly authorized and approved by the Board of Directors of the Company and all other necessary corporate action on the part of the Company in connection therewith has been taken and (b) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) the charter documents or by-laws of the Company, (ii) any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject or (iii) any law, administrative regulation or court decree applicable to or binding upon the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except that (i) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought.

2.3  The Common Stock has been duly and validly authorized by the Board of Directors of the Company. No authorization, approval or consent of any court, governmental authority or agency except for the SEC and AMEX is necessary in connection with the issuance by the Company of the Shares.

2.4  The Disclosure Documents are true, correct and complete in all material respects, and do not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.5  Since the respective dates as of which information was given in the Disclosure Documents, except as otherwise stated therein: (i) there has been no material adverse change in the financial condition, or in the results of operations, affairs or prospects of the Company, whether or not arising in the ordinary course of business, except as disclosed in relation to legal claim and our AMEX listing; and (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material to the Company.

III.	REGISTRATION RIGHTS/ AMEX APPROVAL

3.1  The Company agrees it shall within sixty days of the Closing, prepare and file, at its own expense, a registration statement for all the Shares issued (the “Registration Statement”) under the Act with the SEC. The Company will use its reasonable efforts to cause such Registration Statement.

3.2  The Company agrees to file an application with AMEX for approval of the Shares within thirty days following the receipt of the Offering Price under this Agreement and will use reasonable efforts to obtain approval from AMEX for such Shares.

IV.	MISCELLANEOUS

4.1  Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to it at 101 California Street, Suite 2450, San Francisco, CA 94111 United States of America, Attention: Mark Scott. Secretary; and if to the Subscriber, to it at its address indicated below its signature to this Agreement. Notices so given shall be deemed to have been given on the earlier to occur of actual receipt or three business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

4.2  Subscriber agrees to pay for the Shares by mailing a check payable to IA Global, Inc. to the following address:

Carter, Terry and Company

3060 Peachtree Road, NW

Suite 1400

Atlanta, GA 30305

Attn: Elise Sutton

4.3  This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto.

4.4  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.5  References herein to a person or entity in either gender include the other gender or no gender, as appropriate.

4.6  This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware.

4.7  This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth below.

IA Global, Inc.

By: /s/ Derek Schneideman

Name: Derek Schneideman

Title: Chief Executive Officer

Date: 11/26/07

Certification of Subscriber

The undersigned Subscriber certifies the following:

(a)	that the foregoing statements are true and correct and the undersigned agrees to notify you immediately if any of the foregoing statements ceases at any time to be true and correct;

(b)

that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective purchase of securities; and

(c)

the undersigned acknowledges and agrees that (i) any securities issued by the Company and acquired by the undersigned will not be registered under the Securities Act or any state securities or blue sky laws, and (ii) that no offer, sale or transfer of any such securities may be made unless registered under the Securities Act or made pursuant to an available exemption from registration, and in any event in compliance with applicable state securities laws.

By: /s/ Peter and Pamela Gebhardt

Name: Peter and Pamela Gebhardt

Title: Subscriber

Date: 11/26/07

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